SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2013

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2013, the stockholders of Ultra Clean Holdings, Inc. (the “Company”) approved an amendment to the Company’s 2003 Amended and Restated Stock Incentive Plan (last amended on June 10, 2010) (the “Plan”), to increase the share authorization under the Plan by 3,100,000 shares, as described in the Company’s definitive proxy statement filed on April 22, 2013 with the Securities Exchange and Commission ("SEC").

        The description of the Plan is qualified in its entirety by reference to the Plan, which is filed as exhibit 10.1 hereto. For a more complete description of the terms of the Plan, see “Proposal 2: Approval of an increase in the number of shares available for issuance under our Amended and Restated Stock  Incentive Plan” in our definitive proxy statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 22, 2013, stockholders considered and approved four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 22, 2013 with the SEC.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of directors for a one-year term.

Director	For	Withheld	Broker Non-Vote
Susan H. Billat	13,405,708	770,572	6,078,096
John Chenault	13,497,009	679,271	6,078,096
Clarence L. Granger	13,452,040	742,240	6,078,096
David T. ibnAle	13,107,345	1,068,935	6,078,096
Leonid Mezhvinsky	12,624,195	1,552,085	6,078,096

Proposal 2

Approval of an increase in the number of shares available for issuance under the Company’s Amended and Restated Stock Incentive Plan by 3,100,000 shares.

For	Against	Abstain	Broker Non-Vote
12,229,019	1,522,299	424,962	6,078,096

Proposal 3

Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2013.

For	Against	Abstain
19,776,599	104,991	372,786

Proposal 4

Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
13,424,025	242,985	509,270	6,078,096

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description
10.1	Ultra Clean Holdings, Inc. 2003 Amended and Restated Stock Incentive Plan (amended as of May 22, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.
Date:	May 22, 2013	By:	/s/ Clarence L. Granger
			Name:	Clarence L. Granger
			Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Ultra Clean Holdings, Inc. 2003 Amended and Restated Stock Incentive Plan (amended as of May 22, 2013)